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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 30, 2001

                Date of Report (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
             (Exact name of registrant as specified in its charter)

      DELAWARE                                        0-21527                              06-1276882
      --------                                        -------                              ----------
(State of Incorporation)                      (Commission File Number)                  (I.R.S. Employer
                                                                                        Identification No.)

9 West Broad Street
Stamford, Connecticut                                                                           06902
(Address of principal executive offices)                                                     (Zip Code)

                                 (203) 324-7635
                         (Registrant's telephone number,
                              including area code)



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                            MEMBERWORKS INCORPORATED



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 (c)  Exhibits

The following exhibits are included as part of this report:

99.1     Press release of Registrant, dated January 31, 2001.

99.2 Transcript of the second quarter fiscal 2001 conference call which took place on January 30, 2001.


ITEM 9. REGULATION FD DISCLOSURE.

MemberWorks Incorporated ("the Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company's press release, dated January 31, 2001, concerning, among other things, the filing of this Current Report on Form 8-K.

The Company is also furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the transcript of the second quarter fiscal 2001 financial results which took place on January 30, 2001.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEMBERWORKS INCORPORATED
                                        (Registrant)


Date:  January 31, 2001                 By:   /s/ Gary A. Johnson
                                                 Gary A. Johnson, President and
                                                 Chief Executive Officer


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